RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2025
Restricted Net Assets [Abstract]
RESTRICTED NET ASSETS

21. RESTRICTED NET ASSETS

Relevant statutory laws and regulations of mainland China permit payments of dividends by the Group’s mainland China subsidiaries only out of their retained earnings, if any, as determined in accordance with accounting standards and regulations of mainland China. The results of operations reflected in the financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s subsidiaries.

In accordance with the Regulations on Enterprises with Foreign Investment of China and their articles of association, a foreign invested enterprise established in the PRC is required to provide certain statutory reserves, namely general reserve fund, the enterprise expansion fund and staff welfare and bonus fund which are appropriated from net profit as reported in the enterprise’s statutory accounts of mainland China, which is included in retained earnings accounts in equity section of the consolidated balance sheets. A wholly-owned foreign invested enterprise is required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve reaches 50% of its respective registered capital based on the enterprise’s statutory accounts of mainland China. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the board of directors for all foreign invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. If any mainland China subsidiary incur debt on its own behalf in the future, the instruments governing the debt may restrict their ability to pay dividends or make other payments to the Group. Any limitation on the ability of the mainland China subsidiaries to distribute dividends or other payments to their respective shareholders could materially and adversely limit the ability to grow, make investments or acquisitions that could be beneficial to pay dividends.

Additionally, in accordance with the Company Law of mainland China, a domestic enterprise is required to provide statutory common reserve at least 10% of its annual after-tax profit until such reserve reaches 50% of its respective registered capital based on the enterprise’s statutory accounts of mainland China. The Group’s provision for the statutory common reserve is in compliance with the aforementioned requirement of the Company Law. A domestic enterprise is also required to provide for discretionary surplus reserve, at the discretion of the board of directors, from the profits determined in accordance with the enterprise’s statutory accounts of mainland China. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends.

Because the Group’s mainland China entities can only be paid out of distributable profits reported in accordance with accounting standards of mainland China, the Group’s entities in mainland China are restricted from transferring a portion of their net assets to the Company. The restricted amounts include the paid-in capital, statutory reserves and additional paid-in capital of the Group’s entities in mainland China. The aggregate amount of paid-in capital, statutory reserves and additional paid-in capital, which is the amount of net assets of the Group’s entities in mainland China not available for distribution, were RMB4,764,041 and RMB3,987,548 as of December 31, 2024 and 2025, respectively.